Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Biotech Products Services and Research, Inc. on Form 10-Q for the quarter ended July 31, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Albert Mitrani, Chief Executive Officer and President of Biotech Products Services and Research, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Biotech Products Services and Research, Inc.

Date: September 19, 2017	/s/ ALBERT MITRANI
Albert Mitrani
President, Chief Executive Officer, Secretary and Treasurer
(Principal Executive Officer)